UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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Rae Systems Inc.

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April 30, 2007

Dear Stockholder:

This year’s Annual Meeting of Stockholders of RAE Systems Inc. will be held on Thursday, June 14, 2007, at 9:00 A.M. Pacific Daylight Savings time, at the Santa Clara Hilton located at 4949 Great America Parkway, Santa Clara, California.

Only stockholders who owned stock at the close of business on April 23, 2007 can vote at this meeting or any adjournments that may take place. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. Also enclosed is a copy of the 2006 Annual Report on Form 10-K, which includes audited financial statements and certain other information.

Our Board of Directors recommends that you vote in favor of the proposals outlined in the attached Proxy Statement.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

It is important that you use this opportunity to take part in the affairs of RAE Systems by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

We look forward to seeing you at the meeting.

Sincerely yours,

Robert I. Chen
Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 14, 2007

TO THE STOCKHOLDERS:

Notice is hereby given that the annual meeting of the stockholders of RAE Systems Inc., a Delaware corporation, will be held on Thursday, June 14, 2007 at 9:00 A.M. Pacific Daylight Savings time, at the Santa Clara Hilton located at 4949 Great America Parkway, Santa Clara, California, for the following purposes:

1. To elect two Class II directors to hold office for a three-year term and until their respective successors are elected and qualified;

2. To approve a new 2007 equity incentive plan;

3. To ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007; and

4. To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on April 23, 2007, are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at RAE Systems Inc., 3775 North First Street, San Jose, CA 95134.

By order of the Board of Directors,

Michael R. Ownby
Corporate Secretary

San Jose, California
April 30, 2007

IMPORTANT:  Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

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PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited by the Board of Directors of RAE Systems Inc., a Delaware corporation, for use at its Annual Meeting of Stockholders to be held on June 14, 2007, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. These proxy solicitation materials are being mailed to stockholders on or about April 30, 2007.

SOLICITATION AND VOTING

Voting Securities.  Only stockholders of record as of the close of business on April 23, 2007, will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had 59,301,054 shares of common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting of Stockholders. Each stockholder of record, as of that date, is entitled to one vote for each share of common stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes.  A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of independent auditors. Non-routine matters include amendments to stock plans.

Solicitation of Proxies.  We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies.  All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of RAE Systems a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. If you have instructed your broker to vote your shares, you must follow directions received from your broker to change those instructions.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We have a classified Board of Directors consisting of three Class I directors, two Class II directors and two Class III directors, who will serve until the Annual Meetings of Stockholders to be held in 2009, 2007 and 2008, respectively, and until their respective successors are duly elected and qualified. At each Annual Meeting of Stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting dates.

The terms of the Class II directors will expire on the date of the upcoming Annual Meeting of Stockholders. Accordingly, two persons are to be elected to serve as Class II directors of the Board of Directors at the meeting. Management’s nominees for election by the stockholders to those two positions are the current Class II members of the Board of Directors, Lyle D. Feisel and Neil W. Flanzraich. If elected, the nominees will serve as directors until our Annual Meeting of Stockholders in 2010 and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

Vote Required and Board of Directors Recommendations

If a quorum is present and voting, the two nominees for Class II director receiving the highest number of votes will be elected as Class II directors. Abstentions and broker non-votes have no effect on the vote.

The Board of Directors recommends a vote “FOR” the nominees named above.

The following table sets forth, for our current directors, including the Class II nominees to be elected at this meeting, information with respect to their ages and background:

Name	Position with RAE Systems	Age	Director Since(1)

Class I directors whose terms expire at the 2009 Annual Meeting of Stockholders:
Peter C. Hsi	Vice President, Chief Technology Officer and Director	57	1991
James W. Power	Director	77	2006
A. Marvin Strait	Director	73	2006
Class II directors nominated for election at the 2007 Annual Meeting of Stockholders:
Lyle D. Feisel	Director	71	2001
Neil W. Flanzraich	Director	63	2000
Class III directors whose terms expire at the 2008 Annual Meeting of Stockholders:
Robert I. Chen	President, Chief Executive Officer and Chairman	59	1991
Sigrun Hjelmquist	Director	51	2004

(1)	Years noted includes board service prior to the April 2002 reverse merger between RAE Systems Inc., a California corporation, and Nettaxi.com.

Robert I. Chen co-founded RAE Systems in 1991 and has served as President and Chief Executive Officer, and as Chairman and a member of our Board of Directors since our inception. From 1981 to 1990, Mr. Chen served as President and Chief Executive Officer of Applied Optoelectronic Technology Corporation, a manufacturer of computer-aided test systems, a company he founded and subsequently sold to Hewlett-Packard. Mr. Chen currently serves on the Board of Directors for the Shanghai Ericsson Simtek Electronics Company, Limited, a telecommunications and electronics company. Mr. Chen received a B.S.E.E. from Taiwan National Cheng Kung University, an M.S.E.E. from South Dakota School of Mines and Technology, an advanced engineering degree from Syracuse University and graduated from the Harvard Owner/President program.

Sigrun Hjelmquist has served as a member of our Board of Directors since March 2004 and is currently a partner and chairman of the Board of Directors for the Sight Executive Group. From 2000 to 2005, Ms. Hjelmquist was investment manager and one of the founding partners of BrainHeart Capital, a venture capital company. From 1998 to 2000, Ms. Hjelmquist was President of Ericsson Components AB, and from 1994 to 1997, General Manager of the Microelectronics Business Unit at Ericsson Components AB. Ms. Hjelmquist currently serves on the Board of Directors of Sandvik AB, Svenska Handelsbanken AB, IBS AB, EON Sverige AB, Audiodev AB, AU Systems AB and Symsoft AB. Ms. Hjelmquist received an M.S. in Engineering Physics and a Licentiate of Engineering in Applied Physics from the Royal Institute of Technology in Stockholm, Sweden.

Dr. Peter C. Hsi co-founded RAE Systems in 1991 and has served as our Vice President, Chief Technology Officer, and as a member of the Board of Directors since our inception. Prior to co-founding RAE Systems, Dr. Hsi worked at Applied Optoelectronic Technology Corporation as the Chief Architect for semiconductor test systems. He was also the General Manager for Shanghai Simax Technology Co. Ltd. Dr. Hsi has filed 21 patent applications, of which 11 have been granted and 10 are pending. Dr. Hsi received a B.S.E.E. from the National Chiao-Tung University, and a M.S. and Ph.D. in Electrical Engineering from Syracuse University.

James W. Power has served as a member of our Board of Directors since May 2006, and is currently the principal partner in J.W. Power & Associates, a security systems development and marketing consultant group, which he founded in 1992. Mr. Power is currently chairman of the Board of Directors at MDI, Inc., a security controls systems company, and has served in such capacity since June 2004. Since December 2005, Mr. Power is also a member of the Board of Directors of Henry Bros. Electronics, Inc., a security systems sales and integration company. From 1994 to 2003, Mr. Power served as the chairman of the Board of Directors for InfoGraphic Systems Corp., a security systems development, manufacturer and sales company.

A. Marvin Strait has served as a member of our Board of Directors since May 2006. Mr. Strait has practiced in the field of public accountancy for over 46 years and presently practices as a certified public accountant under the name A. Marvin Strait, CPA. Mr. Strait was chairman of the Board of Directors of the 300,000-member American Institute of Certified Public Accountants (AICPA), and continues to serve as a permanent member of the AICPA Governing Council. He is also a Past President of the Colorado Society of Certified Public Accountants and the Colorado State Board of Accountancy. He also presently serves as a member of the Board of Directors and chairman of the audit committee of the Board of Directors at Continucare Corporation, a provider of primary care physician services, and Strum Financial Group, Inc., a regional bank holding company. Mr. Strait received a B.S. with distinction in Accounting from Arizona State University.

Dr. Lyle D. Feisel has served as a member of our Board of Directors since March 2001. Currently, Dr. Feisel is a private investor and educational consultant. In 2001, he retired as the Dean of the Thomas J. Watson School of Engineering and Applied Science, and Professor of Electrical Engineering at the State University of New York (SUNY) at Binghamton. Dr. Feisel joined the faculty of SUNY Binghamton in 1983. Dr. Feisel is a Life Fellow of the Institute of Electrical and Electronics Engineers and of the American Society for Engineering Education, and is a fellow of the National Society of Professional Engineers. He is active in the affairs of those organizations and in the development and accreditation of engineering education worldwide. Dr. Feisel received his B.S., M.S. and Ph.D. degrees in Electrical Engineering from Iowa State University.

Neil W. Flanzraich has served as a member of our Board of Directors since December 2000. From May 1998 through February 2006, he served as Vice Chairman and President of IVAX Corporation, a pharmaceutical company. In January 2006, IVAX was acquired by TEVA Pharmaceuticals. From 1995 to May 1998, Mr. Flanzraich served as chairman of the Life Sciences Legal Practice Group of Heller Ehrman White and McAuliffe, a law firm, and from 1981 to 1994, Senior Vice President and member of the corporate Operating Committee at Syntex Corporation, a pharmaceutical company. Mr. Flanzraich is also a director of Chipotle Mexican Grill, Continucare Corporation; Equity One, Inc.; Javelin Pharmaceuticals, Inc. and Neurochem, Inc. He also serves as chairman of the Israel American Foundation. Mr. Flanzraich received an A.B. from Harvard College and a J.D. from Harvard Law School.

Director Independence

The Board of Directors has determined that, other than Robert I. Chen and Dr. Peter C. Hsi, each of the members of the Board is an independent director for purposes of the American Stock Exchange (“AMEX”) listing standards. The Board has also determined that Susan K. Barnes and Edward C. Ross, who served as directors until May 2006, were independent at the time they served as directors.

Lead Director and Executive Sessions

During 2007, non-management directors met once in executive session without management present. As Lead Director, Neil W. Flanzraich presided over the executive session of non-management directors. As Lead Director, Mr. Flanzraich’s responsibilities include:

•	Chair executive sessions of the independent directors;

•	Serve as liaison between the chairman and the independent directors, including, communicating to the chairman, as appropriate, the results of executive sessions of the independent directors;

•	Ensure that independent directors have adequate opportunities to meet without management present, including authority to call meetings of the independent directors;

•	Serve as designated contact for communication to independent directors, as required by Securities and Exchange Commission and AMEX listing standards, including being available for consultation and direct communication with major stockholders;

•	Approve the agenda and information sent in connection with Board of Directors meetings and ensure that the other independent directors also have an opportunity to provide input on the agenda;

•	Approve meeting schedules to assure that there is sufficient time for discussion of all agenda items; and

•	Chair Board of Directors meetings if the chairman of the Board of Directors is unable to attend.

Committees and Meeting Attendance

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each of these committees operates under a written charter adopted by the Board. Copies of these charters are available on our website at www.raesystems.com. The Board of Directors held four meetings during the fiscal year ended December 31, 2006. Each of the standing committees of the Board of Directors held the number of meetings indicated below. During the last fiscal year, each of our directors attended at least 75% of the total number of meetings of the Board of Directors and all of the committees of the Board of Directors on which such director served held during that period.

The following table sets forth the three standing committees of the Board, the members of each committee during the last fiscal year and the number of meetings held by each committee:

Nominating and
Name of Director	Audit	Compensation	Governance(2)

Robert I. Chen(1)	—	—	—
Peter C. Hsi(1)	—	—	—
Lyle D. Feisel	Member	—	Member
Neil W. Flanzraich	Member	Member	Chair
Sigrun Hjelmquist	—	Member	Member
James W. Power	Member	Chair	Member
A. Marvin Strait	Chair	Member	—
former directors:
Susan K. Barnes(3)	Chair	—	—
Edward C. Ross(3)	Member	Member	Member
Number of Meetings:	8	5	1

(1)	Robert I. Chen and Dr. Peter C. Hsi are officers of the Company and not independent.

(2)	Nominating and Governance Committee met on March 28, 2006, and recommended the election new directors. Edward C. Ross, a retiring director, was a member of the committee at the March 2006 meeting.

(3)	Ms. Barnes and Mr. Ross retired from the Board of Directors and did not seek re-election.

Attendance at the Stockholders Meeting

The Company will make every effort to schedule its Annual Meeting of Stockholders at a time and date to maximize attendance by directors taking into account the directors’ schedules. All directors are expected to make every effort to attend the Company’s Annual Meeting of Stockholders. At our last Annual Meeting of Stockholders, which was held on May 17, 2006, seven of our current directors were in attendance.

Audit Committee

The members of the Audit Committee are Messrs. Feisel, Flanzraich, Power and Strait (Chair). The Board of Directors has determined that each current member of the Audit Committee is “independent,” as such term is defined under the applicable AMEX listing standards and the rules and regulations of the Securities and Exchange Commission (“SEC”) as they apply to audit committee members. The Board of Directors has also determined that each member of the Audit Committee is financially literate, and that Mr. Strait is a “financial expert,” as such term is defined by the applicable regulations of the SEC. Messrs. Power and Strait were elected to the Board of Directors at the Company’s 2006 Annual Meeting of Stockholders on May 17, 2006. Prior to the Company’s 2006 Annual

Meeting of Stockholders, Ms. Barnes and Mr. Ross were members of the Audit Committee, and Ms. Barnes served as the chair. Upon his election to the Board of Directors, Mr. Strait was appointed to serve as the chair of the Audit Committee.

The functions of the Audit Committee include retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions.

The Audit Committee held eight meetings during the fiscal year ended December 31, 2006. Additional information regarding the Audit Committee is set forth in the Report of the Audit Committee immediately following Proposal No. 3, which pertains to the ratification of the independent accounting firm for the fiscal year ending December 31, 2007.

Compensation Committee

The members of the Compensation Committee are Messrs. Flanzraich, Power (Chair), Strait, and Ms. Hjelmquist. Each of the members of the Compensation Committee is independent for purposes of the AMEX listing standards. Messrs. Power and Strait were elected to the Board of Directors at the Company’s 2006 Annual Meeting of Stockholders on May 17, 2006. Prior to the Company’s 2006 Annual Meeting of Stockholders, Edward C. Ross was a member of the Compensation Committee. Upon his election to the Board of Directors, Mr. Power was appointed to serve as the chair of the Compensation Committee.

The functions of the Compensation Committee include reviewing and fixing the compensation of our executive officers, including our Chief Executive Officer, reviewing director compensation, approving grants of stock options and restricted stock under the Company’s 2002 Stock Option Plan to eligible employees and preparing any report required under SEC rules. More specifically, the Compensation Committee’s responsibilities include: overseeing the Company’s general compensation structure, policies and programs; assessing whether the Company’s compensation structure establishes appropriate incentives for management and employees; making recommendations to the Board of Directors with respect to, and administering, the Company’s incentive compensation and equity-based compensation plans, including the Company’s stock option plans; reviewing and approving compensation procedures for the Company’s executive officers; recommending to the independent directors for approval the compensation of the Chief Executive Officer based on relevant corporate goals and objectives and the Board of Directors’ performance evaluation of the Chief Executive Officer; reviewing and recommending to the Board of Directors for approval the compensation of executive officers other than the Chief Executive Officer; reviewing and recommending to the Board of Directors employment and retention agreements and severance arrangements for executive officers, including change-in-control provisions, plans or agreements; and reviewing the compensation of directors for service on the Board of Directors and its committees and recommending changes in compensation to the Board of Directors. The Compensation Committee Charter does not provide for any delegation of these Compensation Committee duties. Regarding most compensation matters, including executive and director compensation, Company management provides recommendations to the Compensation Committee. The Company has engaged a consultant with respect to executive and/or director compensation matters.

The Compensation Committee held five meetings during the last fiscal year. The report of the Compensation Committee is included in this Proxy Statement on page 30.

Nominating and Governance Committee

The members of the Nominating and Governance Committee during fiscal 2006 were Messrs. Feisel, Flanzraich (Chair), and Power and Ms. Hjelmquist. Prior to the Company’s 2006 Annual Meeting of Stockholders, Mr. Ross was a member of the Nominating and Governance Committee. Mr. Flanzraich was appointed to serve as chair of the Nominating and Governance Committee.

The Board of Directors has determined that each current member of the Nominating and Governance Committee is “independent,” as such term is defined under the applicable AMEX listing standards and the rules and regulations of the SEC. The functions of the Nominating and Governance Committee include identifying individuals qualified to become members of the Board of Directors, selecting, or recommending to the Board of Directors director nominees for each election of directors, developing and recommending to the Board of Directors criteria for selecting qualified director candidates, considering committee member qualifications, appointment and removal, and, if requested by the Board of Directors, providing oversight in the evaluation of the Board of Directors and each committee. The Nominating and Governance Committee held one meeting during the last fiscal year. The Nominating and Governance Committee met in March 2006 in order to, among other matters, consider nominees for the Board of Directors of the Company to be elected at the Annual Meeting of Stockholders.

When considering the nomination of directors for election at an Annual Meeting of Stockholders, the Nominating and Governance Committee will review annually the results of an evaluation performed by the Board of Directors and each committee, and the needs of the Board of Directors for various skills, background, experience, expected contributions and the qualification standards established from time to time by the Nominating and Governance Committee. When reviewing potential nominees for election as director, including incumbents whose term is expiring, the Nominating and Governance Committee will consider the perceived needs of the Board of Directors, the candidate’s relevant background, experience and skills, such as an understanding of manufacturing, technology, finance and marketing, international background and expected contribution to the Board of Directors and the following factors:

•	the appropriate size of the Company’s Board of Directors and its committees;

•	the perceived needs of the Board of Directors for particular skills, background and business experience;

•	the skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board of Directors;

•	nominees’ independence from management;

•	nominees’ experience with accounting rules and practices;

•	nominees’ background with regard to executive compensation;

•	applicable regulatory and listing requirements, including independence requirements and legal considerations, such as antitrust compliance;

•	the benefits of a constructive working relationship among directors; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Nominating and Governance Committee’s goal is to assemble a Board of Directors that brings to the Company a diversity of experience at policy-making levels in business, government, education and technology, and in areas that are relevant to the Company’s global activities. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. They must have an inquisitive and objective perspective and mature judgment. Director candidates must have sufficient time available in the judgment of the Nominating and Governance Committee to perform all Board of Directors and committee responsibilities. They must also have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Members of the Board of Directors are expected to rigorously prepare for, attend, and participate in all Board of Directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Governance Committee may also consider such other factors as it may deem, from time to time, are in the best interests of the Company and its stockholders. The Nominating and Governance Committee believes that it is preferable that at least one member of the Board of Directors meet the criteria for an Audit Committee “financial expert” as defined by SEC rules. Under applicable AMEX listing requirements, at least a majority of the members of the Board of Directors must meet the definition of “independent director” set forth in such listing requirements. The Nominating and Governance Committee also believes it appropriate for one or more key members of the Company’s management to participate as members of the Board of Directors.

The Nominating and Governance Committee will consider candidates for directors proposed by directors or management, and will evaluate any such candidates against the criteria and pursuant to the policies and procedures set forth above. If the Nominating and Governance Committee believes that the Board of Directors requires additional candidates for nomination, the Nominating and Governance Committee will engage, as appropriate, a third party search firm to assist in identifying qualified candidates. All incumbent directors and nominees will be required to submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Governance Committee.

The Nominating and Governance Committee will also consider candidates for directors recommended by a stockholder, provided that any and such recommendation is sent in writing to the Corporate Secretary, RAE Systems Inc., 3775 North First Street, San Jose, CA 95134, at least 120 days prior to the anniversary of the date Proxy Statements were mailed to stockholders in connection with the prior year’s Annual Meeting of Stockholders and contains the following information:

•	the candidate’s name, age, contact information and present principal occupation or employment; and

•	a description of the candidate’s qualifications, skills, background, and business experience during, at a minimum, the last five years, including his or her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed or served as a director.

The Nominating and Governance Committee will evaluate any candidates recommended by stockholders pursuant to the above procedures against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Stockholders may also nominate directors for election at an annual meeting, provided the advance notice requirements set forth in the Company’s Bylaws have been met.

Communications with Directors

Stockholders and other interested parties may communicate with any and all members of the Board of Directors, by mail addressed to the intended recipient c/o Corporate Secretary, RAE Systems Inc., 3775 North First Street San Jose, CA 95134 or by email to CorporateSecretary@raesystems.com. The Corporate Secretary will maintain a log of such communications and transmit them promptly to the identified recipient, unless there are safety or security concerns that mitigate against further transmission. The intended recipient shall be advised of any communication withheld for safety or security reasons as soon as practicable.

Code of Business Conduct and Ethics

The Board of Directors has adopted a code of business conduct and ethics that applies to all RAE Systems employees, including employees of RAE Systems’ subsidiaries, and each member of the Company’s Board of Directors. The code of business conduct and ethics is available at the Company’s website at http://www.raesystems.com. We intend to disclose future amendments to the code of business conduct and ethics on our website and any waivers thereof for executive officers and directors within four days of such action in a Form 8-K filed with the SEC

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee are or have been an officer or employee of RAE Systems. During fiscal 2006, no member of the Compensation Committee had any relationship with RAE Systems requiring disclosure under Item 404 of Regulation S-K. During fiscal 2006, none of RAE Systems’ executive officers served on the compensation committee (or its equivalent) or board of directors of another entity any of whose executive officers served on our Compensation Committee or Board of Directors.

PROPOSAL NO. 2

APPROVAL OF THE RAE SYSTEMS INC.
2007 EQUITY INCENTIVE PLAN

At the Annual Meeting, the stockholders will be asked to approve the RAE Systems Inc. 2007 Equity Incentive Plan (the “2007 Plan”) as a replacement for our existing 2002 Stock Option Plan (the “2002 Plan”). The Board of Directors adopted the 2007 Plan on April 20, 2007, subject to its approval by our stockholders. If the stockholders approve the 2007 Plan, no further awards will be granted under the 2002 Plan.

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees of the highest caliber. One of the tools our Board of Directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. Our employee stock incentive program should provide a range of incentive tools and sufficient flexibility to permit the Board of Directors to implement them in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes. However, the 2002 Plan authorizes only one type of equity incentive: stock options. Accordingly, the Board of Directors believes that a new incentive plan that authorizes the grant of restricted stock, performance-based equity awards and other types of incentives, as well as stock options, is needed. We intend to use these incentives to attract new key employees and continue to retain existing key employees for the longer-term benefit of the Company and its stockholders.

Since January 1, 2003, we have been recording compensation expense in our financial statements for the stock options we grant to employees and other service providers. The additional types of incentive awards that would be authorized under the 2007 Plan could give us alternatives for minimizing the expense of equity-based incentives, reducing the dilution of stockholders’ ownership and voting power, and providing incentives for performance that may previously have been desirable but would have resulted in disadvantageous accounting treatment compared to traditional stock options.

We are asking our stockholders to approve the 2007 Plan to provide a number of alternatives to stock options. In addition to options, the 2007 Plan authorizes the grant to employees and consultants of stock appreciation rights, restricted stock and restricted stock unit awards, performance share and performance unit awards, deferred compensation awards and other stock-based or cash-based awards. Furthermore, the 2007 Plan authorizes the grant, within maximum shares limits specified by the plan, of awards of stock options, stock appreciation rights, restricted stock and restricted stock units to non-employee directors on a periodic, nondiscriminatory basis. We believe that the ability to grant incentive awards other than stock options will be an important component of compensation for our company in the future.

As of March 31, 2007, options were outstanding for a total of 2,857,425 shares of our common stock, and approximately 916,000 shares remained available for future awards under the 2002 Plan. If the stockholders approve our adoption of the 2007 Plan, the Board of Directors will terminate the 2002 Plan.

The Board believes that the 2007 Plan takes steps to address a number of possible concerns our stockholders may have about equity incentive plans. Under the 2007 Plan:

•	Stock options and stock appreciation rights may not be repriced without the approval of our stockholders.

•	No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

•	Full value awards generally will be subject to minimum vesting requirements.

•	The number of shares for which awards may be granted to directors in any fiscal year is subject to a specific cap and will be granted automatically on a periodic, nondiscriminatory basis.

•	The 2007 Plan establishes a list of measures of business and financial performance from which the Compensation Committee may construct predetermined performance goals that must be met for an award to vest.

•	The 2007 Plan has a fixed term of ten years.

The 2007 Plan is also designed to preserve the Company’s ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code (the “Code”) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance share and performance unit awards, and certain other stock-based or cash-based awards granted under the 2007 Plan to qualify as “performance-based” within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the 2007 Plan. By approving the 2007 Plan, the stockholders will be approving, among other things:

•	the eligibility requirements for participation in the 2007 Plan;

•	the performance criteria upon which the grant or vesting of awards of performance shares, performance units and certain stock option, stock appreciation right, restricted stock, restricted stock unit, other stock-based or cash-based awards may be based;

•	the maximum numbers of shares for which stock options, stock appreciation rights, awards of restricted stock, restricted stock units or performance shares or other stock-based awards intended to qualify as performance-based awards may be granted to an employee in any fiscal year; and

•	the maximum dollar amount that a participant may receive upon settlement of performance units or other cash-based awards intended to qualify as performance-based awards.

While we believe that compensation in connection with such awards under the 2007 Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the company, compensation paid in settlement of certain awards may not qualify as “performance-based.”

The Board of Directors believes that the 2007 Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to enhance our growth and profitability. Therefore, the Board urges you to vote to approve the adoption of the 2007 Plan.

Summary of the 2007 Plan

The following summary of the 2007 Plan is qualified in its entirety by the specific language of the 2007 Plan, a copy of which is available to any stockholder upon request by writing to the Corporate Secretary, RAE Systems Inc., 3775 North First Street, San Jose, CA 95134, or by e-mail to CorporateSecretary@raesystems.com. The 2007 Plan may also be viewed without charge on the SEC website at www.sec.gov.

General.  The purpose of the 2007 Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors upon whose judgment, interest and efforts our success is dependent and to provide them with an equity stake in our success. These incentives may be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, deferred compensation awards, and other stock-based and cash-based awards.

Authorized Shares.  A total of 4,000,000 shares of the Company’s common stock will be authorized for issuance under the 2007 Plan if it is approved by the stockholders. The Board of Directors will terminate the 2002 Plan as of the date of the Annual Meeting if the stockholders approve the 2007 Plan. Shares issued under the 2007 Plan may consist of authorized but unissued or reacquired shares of the Company’s common stock or any combination.

Adjustment for Unissued 2002 Plan Shares.  Following stockholder approval of the 2007 Plan, the maximum number of shares that may be issued under the 2007 Plan will be increased from time to time by shares subject to options granted under the 2002 Plan that expire or are terminated and by shares acquired under the 2002 Plan that are forfeited or repurchased by the Company for the option holder’s purchase price. However, no more than 1,500,000 additional shares may be authorized for issuance under the 2007 Plan as a result of these adjustments.

Share Counting and Adjustments for Capital Structure Changes.  If any award granted under the 2007 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2007 Plan. Shares will not be treated as having been issued under the 2007 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares withheld or reacquired by the Company in satisfaction of a tax withholding obligation will not again become available under the 2007 Plan. The number of shares available under the 2007 Plan will be reduced upon the exercise of a stock appreciation right by the gross number of shares for which the award is exercised. If options, stock appreciation rights or performance awards are settled in the form of deferred stock units, the number of shares available under the 2007 Plan will be reduced by the number of shares subject to the stock units but will not be further reduced by the number of shares of stock originally subject to such options, stock appreciation rights or performance awards. If shares are tendered in payment of the exercise price of an option or the option is exercised by means of a net-exercise procedure, the number of shares available under the 2007 Plan will be reduced by the gross number of shares for which the option is exercised.

Appropriate adjustments will be made to the number of shares authorized under the 2007 Plan, to the numerical limits on awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2007 Plan to adjust the terms of outstanding awards as it deems appropriate. Without affecting the number of shares available for issuance under the 2007 Plan, the Compensation Committee may authorize the issuance or assumption of benefits under the 2007 Plan in connection with any merger, consolidation or similar transaction on such terms and conditions as it deems appropriate.

Certain Award Limits.  In addition to the limitation described above on the total number of shares of our common stock that will be authorized for issuance under the 2007 Plan, the plan limits the numbers of shares that may be issued under certain types of awards, subject to adjustment as described above under “Share Counting and Adjustments.” No more than 5% of the aggregate number of shares authorized under the 2007 Plan may be issued pursuant to full value awards that provide for vesting more rapid than over a period of three years if vesting is based upon continued service alone or that have performance periods of less than 12 months if vesting is based on the attainment of performance goals, except in the case of the participant’s death, disability, retirement or involuntary termination of employment, or a change in control of the Company. No more than 5,500,000 shares may be issued upon the exercise of incentive stock options granted under the 2007 Plan.

To enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the 2007 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which any such award may be granted to an employee in any fiscal year. The limits for awards intended to qualify as performance-based are as follows:

•	Stock options and stock appreciation rights: No more than 1,500,000 shares.

•	Restricted stock and restricted stock unit awards: No more than 500,000 shares.

•	Performance share and other stock-based awards: No more than 500,000 shares for each full fiscal year contained in the performance period of the award.

•	Performance unit or other cash-based awards: No more than $3,000,000 for each full fiscal year contained in the performance period of the award.

Administration.  The 2007 Plan generally will be administered by the Compensation Committee or other committee or subcommittee of the Board of Directors or, in the absence of such committee, by the Board of Directors. For purposes of this summary, the term “Committee” will refer to either such committee or the Board of Directors. In the case of awards intended to qualify as “performance-based” under Section 162(m) of the Code, administration of the 2007 Plan will be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). Subject to the provisions of the 2007 Plan, the Committee will determine when and to whom awards are granted, the types and sizes of awards, and all other terms and conditions of awards. The

Committee may, subject to certain limitations on the exercise of its discretion required by the 2007 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the exercisability or vesting of any award. The 2007 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2007 Plan. All awards granted under the 2007 Plan will be evidenced by a written agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2007 Plan. The Committee has the authority to interpret the 2007 Plan and awards granted thereunder, and all determinations of the Committee are final and binding on all persons having an interest in the 2007 Plan or any award.

Prohibition of Option and SAR Repricing.  The 2007 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price, the amendment of outstanding options or stock appreciation rights to reduce the exercise price, or the grant of full value awards in exchange for the cancellation of underwater options or stock appreciation rights.

Eligibility.  Awards, other than deferred compensation awards or non-employee director awards, may be granted under the 2007 Plan only to employees and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. Deferred compensation awards may be granted only to officers, directors and individuals who are among a select group of management or highly compensated employees. Non-employee director awards may be granted only to directors who, at the time of grant, are not employees. As of March 31, 2007, we had approximately 1,390 employees, including 7 executive officers, and 5 non-employee directors who would be eligible under the 2007 Plan.

Stock Options.  The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On March 30, 2007, the closing price of our common stock on the American Stock Exchange was $2.87 per share.

The 2007 Plan provides that the option exercise price may be paid in cash or its equivalent; by means of a broker-assisted cashless exercise; by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price (to the extent legally permitted); by means of a net-exercise procedure; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2007 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but not later than its expiration date in any event, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the 2007 Plan).

Incentive stock options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to certain family members to the extent permitted by the Committee, provided that options generally may not be transferred for value.

Stock Appreciation Rights.  The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the Committee. The exercise price of a Tandem SAR will be the same as the exercise price of the related option, and the exercise price of a Freestanding SAR may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the 2007 Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards.  The Committee may grant restricted stock awards under the 2007 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Subject to the minimum vesting requirements described above under “Certain Award Limits,” restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units.  The Committee may grant restricted stock units under the 2007 Plan, which represents rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards and subject to the minimum vesting requirements described above under “Certain Award Limits.” Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the

Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Performance Awards.  The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant, subject to the minimum vesting requirements described above under “Certain Award Limits.” These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares, and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project; and completion of a joint venture or other corporate transaction.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is an executive officer treated as a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on our common stock. The Committee may provide for performance award payments in lump sums or installments pursuant to a schedule elected by the participant.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2007 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited.

No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Deferred Compensation Awards.  The 2007 Plan authorizes the Committee to establish a deferred compensation award program. If and when implemented, participants designated by the Committee who are officers, directors or individuals who are among a select group of management or highly compensated employees may elect to receive an award of deferred stock units in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance share or performance unit awards. Each such deferred stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant’s award agreement. Deferred stock units will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of deferred stock units subject to the award on a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of deferred stock units. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the deferred stock units. However, participants holding deferred stock units will be entitled to dividend equivalent rights with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole deferred stock units. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

Cash-Based Awards and Other Stock-Based Awards.  The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Subject to the minimum vesting requirements described above under “Certain Award Limits,” such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Non-employee Director Awards.  The Committee may, from time to time, establish awards to be granted on a periodic, nondiscriminatory basis to all members of our Board of Directors who are not employees of the Company or any parent or subsidiary corporation or other affiliate of the Company. Additional awards may be granted to non-employee directors in consideration of service on one or more committees of the Board, service as chairman of one or more committees of the Board, service as chairman or lead director of the Board or the individual’s initial appointment or election to the Board. Non-employee director awards may be granted at the Committee’s discretion in the form of nonstatutory stock options, stock appreciation rights, restricted stock or restricted stock units having such vesting terms as the administrator determines and other terms and conditions substantially similar to those described above under the applicable type of award. Subject to the following limits, the Committee will determine the numbers of shares for which non-employee director awards are granted. A non-employee director may not be granted in any fiscal year awards under the 2007 Plan for more than 200,000 shares, except that this limit may be increased by up to an additional 100,000 shares in the fiscal year in which the nonemployee director is first appointed or elected to the Board of Directors, by up to an additional 250,000 shares in any fiscal year in which the nonemployee director is serving as chairman or lead director of the Board, and by up to an additional 100,000 shares in any fiscal year for each committee of the Board on which the nonemployee director serves.

Change in Control.  Unless otherwise defined in a participant’s award or employment agreement, the 2007 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2007 Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock, or (b) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the

Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. Stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2007 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all non-employee director awards will be accelerated in full upon a Change in Control.

Awards Subject to Section 409A of the Code.  Certain awards granted under the 2007 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and such regulations or other administrative guidance that may be issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2007 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2007 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Termination or Amendment.  The 2007 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2007 Plan following the tenth anniversary of the 2007 Plan’s effective date, which will be the date on which it is approved by the stockholders. The Committee may terminate or amend the 2007 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2007 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2007 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who do not dispose of their shares within two years following the date the option was granted or within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Non-statutory Stock Options.  Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.  A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock.  A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards.  A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Compensation Awards.  A participant generally will recognize no income upon the receipt of deferred stock units. Upon the settlement of deferred stock units, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of the shares received. Upon the sale of the shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date the shares were transferred to the participant, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.

New Plan Benefits

No awards will be granted under the 2007 Plan prior to its approval by our stockholders. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.

Required Vote and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

The Board believes that the adoption of the 2007 Plan is in the best interests of the Company and its stockholders for the reasons stated above.

THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2 TO APPROVE THE ADOPTION OF THE 2007 PLAN.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has approved the engagement of BDO Seidman, LLP as our independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2007. BDO Seidman, LLP has acted in such capacity since its appointment in fiscal 2000. A representative of BDO Seidman, LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed to RAE Systems for the fiscal years ended December 31, 2006 and 2005, by BDO Seidman, LLP:

	2006	2005

Audit Fees(1)	$1,130,000	$995,000
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$279,000	$219,000
All Other Fees(4)	$—	$—

	$1,409,000	$1,214,000

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements, audit of management’s annual assessment of the effectiveness of the Company’s internal control over financial reporting, audit of controls over financial reporting and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by BDO Seidman, LLP in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

(4)	All Other Fees consist of fees for products and services other than the services reported here.

The Audit Committee has considered the role of BDO Seidman, LLP in providing certain tax services and other non-audit services to RAE Systems and has concluded that such services are compatible with BDO Seidman, LLP’s independence as our registered public accounting firm. In addition, since the effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, the Audit Committee has and will continue to pre-approve all audit and permissible non-audit services provided by the independent auditors.

The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm, pursuant to which it may pre-approve any service consistent with applicable law, rules and regulations. Under the policy, the Audit Committee may also delegate authority to pre-approve certain specified audit or permissible non-audit services to one or more of its members, including the committee chair. A member to whom pre-approval authority has been delegated must report its pre-approval decisions, if any, to the Audit Committee at its next meeting, and any such pre-approvals must specify clearly in writing the services and fees approved. Unless the Audit Committee determines otherwise, the term for any service pre-approved by a member to whom pre-approval authority has been delegated is twelve months.

In fiscal 2006 and 2005, all audit, audit related, tax and all other fees were pre-approved by the Audit Committee. Under the SEC rules, subject to certain permitted de minimis criteria, pre-approval is required for all professional services rendered by the Company’s principal accountant for all services rendered on or after May 6, 2003. We are in compliance with these SEC rules.

Vote Required and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote at the meeting, as well as the presence of a quorum. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

The Board of Directors believes that the ratification of the engagement of BDO Seidman, LLP is in the best interests of the Company and our stockholders. Therefore, the Board of Directors unanimously recommends a vote “FOR” the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. BDO Seidman, LLP is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

The Audit Committee consists of four directors each of whom, in the judgment of the Board of Directors, is an “independent director,” as such term is defined by applicable SEC rules and regulations and the AMEX listing standards. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors.

The Audit Committee has discussed and reviewed with the independent registered public accounting firm all matters required to be discussed pursuant to the Statement on Auditing Standards No. 61 as amended (Communication with Audit Committees). The committee has met with BDO Seidman, LLP, with and without management present, to discuss the overall scope of BDO Seidman, LLP’s audit, the results of its examinations, its evaluations of our internal controls and the overall quality of its financial reporting. The Audit Committee has reviewed and discussed the audited financial statements with management.

The Audit Committee has received from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

As of December 31, 2005, management identified three material weaknesses in the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2005 under Part II, Item 9A, “Controls and Procedures.” Management disclosed its progress remediating the material weaknesses identified as of December 31, 2005, in the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2005, plus updates were filed each quarter on Form 10-Q under Item 4 “Controls and Procedures.” As of December 31, 2006, management of the Company concluded that these previously identified material weaknesses in the Company’s internal control over financial reporting had been remediated. As stated in the “Management’s Report on Internal Control over Financial Reporting,” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2006, management concluded that the Company’s internal control over financial reporting was not effective as of December 31, 2006, due to the discovery of a material weakness relating to assurance that information from its Chinese subsidiaries has been properly adjusted to U.S. GAAP for inclusion in its annual or interim financial statements. As a consequence, beginning with the first quarter of 2007, management of the Company initiated steps to implement a number of compensating controls and remediation measures to improve the level of assurance to ensure that the information from its Chinese subsidiaries has been properly adjusted to U.S. GAAP. These controls include:

•	Implementation in China of U.S. GAAP accounting policies for depreciation, inventory reserves and balance sheet classification that are consistent with the Company’s U.S. accounting policy.

•	Provide the Company’s accounting staff in China with extended training on the proper implementation of U.S. GAAP accounting policies for depreciation on property and equipment, inventory and balance sheet classification of assets and liabilities.

•	Implementation of specific accounting procedures and templates for calculating and reporting depreciation, reserves and balance sheet classifications.

•	Extensive quarterly reviews of financial records of the Company’s Chinese operations conducted by the corporate controller and chief financial officer.

•	Assessment of the requirement to hire additional U.S. GAAP trained accounting personnel in China.

The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates at its meetings. Once the remediation, documentation, testing and evaluation were completed, the Audit Committee reviewed and discussed with management its assessment and report on the effectiveness of the Company’s system of internal control over financial reporting as of December 31, 2006. The Audit Committee believes that the measures taken by management during fiscal 2006 were appropriate to remediate as of December 31, 2006 the material weakness in the Company’s system of internal control over financial reporting described in its Form 10-K for the fiscal year ending on December 31, 2005 as filed with the SEC on March 31, 2006. Moreover, the Audit Committee has reviewed and approved management’s planned remediation measures to address the material weakness identified as of December 31, 2006.

Based on the review and discussions referred to above, the committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

AUDIT COMMITTEE

Lyle D. Feisel
Neil W. Flanzraich
James W. Power
A. Marvin Strait

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Role of Compensation Committee

Our executive compensation program is administered by the Compensation Committee of the Board of Directors.

Under the terms of its Charter, the Compensation Committee is responsible for recommending to the Board of Directors the type and level of compensation granted to our executive officers. In fulfilling its role, the Compensation Committee (i) grants stock options pursuant to our stock option plans, (ii) recommends to the Board of Directors the compensation for our executives officers and other employees, including annual salary, bonus and stock options, and (iii) reviews, on a periodic basis, the operation and administration of our executive compensation programs.

The Compensation Committee may retain a compensation consultant to assist the Compensation Committee in fulfilling its role. In November 2006, the Compensation Committee commissioned Mercer Human Resource Consulting to complete an assessment of our named executive officer (“NEO”) compensation packages. A presentation was made to the Compensation Committee for informational purposes. In addition, the Compensation Committee may obtain the advice and assistance from internal or external legal, accounting or other advisors, as necessary.

Compensation Philosophy and Programs

Our overall compensation philosophy is to provide an executive compensation package that enables us to attract, retain and motivate executive officers to achieve the Company’s short-term and long-term business goals. Consistent with this philosophy, the following goals provide a framework for our executive compensation program:

•	pay competitively to attract, retain and motivate executives who must operate in a high demand environment;

•	relate total compensation for each executive to overall Company performance as well as individual performance;

•	the mix of total compensation elements will reflect competitive market requirements and strategic business needs;

•	a significant portion of each executive’s compensation should be at risk, the degree of which will positively correlate to the level of the executive’s responsibility; and

•	the interests of our executives will be aligned with those of our stockholders.

In order to achieve the above goals, our total compensation package generally includes cash compensation in the form of base salary, non-equity incentives, as well as long-term compensation in the form of stock option grants. We believe that appropriately balancing the total compensation package and ensuring the viability of each component of the package is necessary in order to provide market-competitive compensation. We believe the Company’s compensation programs are a significant determinant of our competitiveness. Accordingly, we focus on ensuring that the balance of the various components of our compensation program is optimized to motivate employees to improve our results on a cost-effective basis.

Compensation Elements

Cash Compensation

Base Salary

Base salary is primarily determined by competitive pay and individual job performance. Base salaries for our NEOs are reviewed annually or more frequently should there be significant changes in responsibilities. In each case, we take into account the results achieved by the executive, his or her future potential, scope of responsibilities and experience, and competitive salary practices.

In 2006, Mr. Mui’s base salary was increased by approximately 14.7% over his salary for fiscal 2005, which reflects his additional responsibilities as a result of his promotion to Executive Vice President and Chief Operating Officer. No other NEO received base salary adjustments in fiscal 2006.

Non-Equity Incentives

We have a non-equity incentive plan called the RAE Systems Inc. Management Incentive Plan (the “MIP”) designed to reward employees for achieving stretch financial and operating goals that we believe are important to the success of the Company and align executive compensation with the interests of our shareholders. The goal of our MIP is to reward, retain and provide a clear focus on the factors we believe are important to the near and long-term success of the Company. Management proposes non-equity incentives according to each NEO’s position and obtains the Compensation Committee’s approval on non-equity incentive targets for each eligible employee as a percentage of base salary.

At the beginning of each fiscal year, the Compensation Committee, working with management, sets earnings per share (“EPS”) and revenue goals for the Company, as well as individual goals for each NEO. For 2006, awards under the MIP included a payout formula based equally upon the achievement of revenue goals (50%) and income objectives (50%) set by the Compensation Committee. The Compensation Committee has set the 2007 targets for the MIP, in which the amount of the incentive pool will be determined by a weighting of achievement of (i) the Company’s fully diluted EPS (50%), (ii) the Company’s revenue (25%) and (iii) individual goals (25%). The EPS, revenue and individual goals will then used to calculate the size of the non-equity incentive payments to each NEO. Award targets generally are set to provide that the incentive pool will not be funded if specified thresholds are not met. In addition, the incentive pool is capped at a maximum of 200% of the base salary of each NEO. The non-equity incentives paid to NEOs will not exceed the size of the incentive pool calculated according to the 2006 and 2007 award targets under the MIP approved by the Compensation Committee. During fiscal 2006, we did not meet our established goals. As a result, management and the Compensation Committee determined the incentive pool for the MIP would not be funded in 2006.

The non-equity incentive targets for our NEOs during 2006 were as follows:

•	40% of base salary for the Chief Executive Officer;

•	30% of base salary for Executive Vice President and Chief Operating Officer;

•	30% of base salary for the Chief Financial Officer; and

•	25% for the Chief Technology Officer.

The non-equity incentive targets for our NEOs for 2007 were determined by the Compensation Committee to be the same as the targets established for 2006 as set forth above. Each year, the non-equity incentive is reviewed to ensure the design and payment structure falls in line with our compensation philosophy and is competitive.

Mr. Hameister, who was appointed to the position of Vice President, EMEA/Asia Pacific Operations in January 2007, was not eligible to participate in the MIP in 2006, but earned approximately $34,000 in non-equity incentive for his service, during 2006, as the Vice President of Worldwide Sales.

Long-term Compensation

Stock Options

Based on our compensation philosophy, a substantial portion of compensation rewards long-term performance of the Company and is intended to promote executive retention. The long-term element of our executive compensation is delivered to our executives through stock options granted upon their initial hire and through ongoing grants. Similar to base salary increases, option grants may also be awarded to address promotions and significant changes in responsibility. Although the expense of stock options affects our financial results negatively, it is a major element of the overall compensation strategy which is specifically focused on creating long-term value for our shareholders. Our stock option awards are generally “time and service based,” which we believe provides an incentive for continued employment. Stock options granted generally vest over a period of four years and expire ten years from the date of the grant. We believe the four year vesting and ten year contract period provides a reasonable time frame to align the executive officer benefit with the appreciation of our Company’s stock price, while managing potential dilution effectively.

Other Benefits

Our NEOs are eligible to participate in all our employment benefit plans, such as our stock option and healthcare plans, in each case on the same basis as other employees. Except in limited circumstances, it is our policy not to provide any special perquisites or benefits to our NEOs.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, or the code, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the corporation’s chief executive officer and four other most highly paid executive officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. We periodically review the potential consequences of Section 162(m) and may structure the performance-based portion of our executive compensation to comply with certain exemptions in Section 162(m). However, we reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when we believe that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer’s performance.

Summary Compensation Table

The following table sets forth information concerning the compensation earned during the fiscal year ended December 31, 2006, by our Chief Executive Officer, our Chief Financial Officer, our three other most highly-compensated executive officers, and one former executive officer who would have been included among the three other most highly compensated executive officers had he continued to serve as an executive officer through December 31, 2006:

2006 SUMMARY COMPENSATION TABLE

							Change in
							Pension
						Non-	Value and
						Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation		Total
Position	Year	($)(1)	($)(2)	($)(3)	($)(3)	($)(2)	($)(4)	($)		($)

Robert I. Chen	2006	280,000	—	—	—	51,437	—	17,940	(5)	349,377
President and Chief Executive Officer
Randall Gausman(6)	2006	30,293	—	—	22,845	—	—	318		53,456
Vice President and Chief Financial Officer
Rudy Mui	2006	184,423	—	—	121,102	3,132	—	3,364		312,021
Executive Vice President and Chief Operating Officer
Peter C. Hsi	2006	187,000	—	—	—	16,089	—	4,541		207,630
Vice President and Chief Technology Officer
Chris Hameister	2006	186,862	—	—	73,888	—	—	58,274	(7)	319,024
Vice President
Former Officers:
Donald W. Morgan(8)	2006	202,314	—	—	180,641	45,000	—	140,669	(9)	568,624
Vice President and Chief Financial Officer

(1)	Includes amounts (if any) deferred at the NEO’s option under the company’s 401(k) plan. As of December 31, 2006, the annual base salaries of the NEOs were as follows: Mr. Chen — $280,000; Mr. Gausman — $225,000; Mr. Mui — $195,000; Mr. Hsi — $187,000; Mr. Hameister $178,000.

(2)	Performance-based bonuses are generally paid under our Management Incentive Plan and reported as Non-Equity Incentive Plan Compensation. Except as otherwise noted, amounts reported as Bonus represent discretionary bonuses awarded by the Compensation Committee in addition to the amount (if any) earned under the Management Incentive Plan. Non-Equity Incentive amounts paid to Messrs. Chen, Mui and Hsi were related to amounts earned as a result of continuing service, but resulting from the 2004 Management Incentive Plan. Mr. Morgan’s non-equity incentive award was the result of specific achievements.

(3)	Valuation based on the dollar amount recognized for financial statement reporting purposes pursuant to FAS 123(R). The assumptions used with respect to the valuation of option grants are set forth in “RAE Systems Inc. Consolidated Financial Statements — Notes to Financial Statements — Note 1 — Summary of Significant Accounting Policies — Stock-Based Compensation.”

(4)	The Company does not maintain or fund any pension plans or deferred compensation plans.

(5)	All other compensation for Mr. Chen includes $11,868 automobile lease payments, $3,750 Company match in the 401(k) plan and $2,322 of taxable payments for group term life insurance.

(6)	Mr. Gausman was appointed Vice President and Chief Financial Officer effective October 30, 2006.

(7)	All other compensation for Mr. Hameister includes $24,274 paid to rent an apartment in Copenhagen, Denmark which was his primary work location during 2006 and $34,000 earned as commission while Mr. Hameister served as the Vice President of Worldwide Sales for the Company.

(8)	On October 30, 2006, Mr. Morgan retired and resigned as the Company’s Chief Financial Officer. Mr. Morgan’s resignation was disclosed in Form 8-K filed by the company on November 3, 2006.

(9)	All other compensation for Mr. Morgan includes severance and consulting services as disclosed in the company’s quarterly report on Form 10-Q. The amount of accrued severance in 2006 was $106,000 and the amount accrued for consulting services was $28,675 for 2006. Additionally, Mr. Morgan received $3,169 of company matching payments in the Company’s 401(k) plan and $2,825 for taxable group term life insurance payments made by the company on his behalf.

Grant of Stock Option Awards

The following table sets forth certain information with respect to option awards granted during the fiscal year ended December 31, 2006 to our named executive officers:

2006 GRANT OF STOCK OPTIONS AWARDS

All Other
		Option		Grant Date
		Awards:		Fair Value of
		Number of	Exercise or	Stock and
		Securities	Base Price of	Option
		Underlying	Option	Awards
Name	Grant Date	Options (#)	Awards ($)(1)	($)

Robert I. Chen	—	—	—	—
President and Chief Executive Officer
Randall Gausman	10/30/2006	200,000	3.86	538,340
Vice President and Chief Financial Officer
Rudy Mui	—	—	—	—
Executive Vice President and Chief Operating Officer
Peter C. Hsi	—	—	—	—
Vice President and Chief Technology Officer
Chris Hameister	5/17/2006	100,000	3.75	267,420
Vice President
Former Officers:
Donald W. Morgan	—	—	—	—
Vice President and Chief Financial Officer

(1)	Valuation based on the dollar amount recognized for financial statement reporting purposes pursuant to FAS 123(R). The assumptions used with respect to the valuation of option grants are set forth in “RAE Systems Inc. Consolidated Financial Statements — Notes to Financial Statements — Note 1 — Summary of Significant Accounting Policies — Stock-Based Compensation.”

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the value of all unexercised options previously awarded to our named executive officers as of December 31, 2006:

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

	Number of
	Securities
	Underlying	Number of Securities
	Unexercised	Underlying Unexercised	Option	Option
	Options (#)	Options (#)(1)	Exercise Price	Expiration
Name	Exercisable	Unexercisable	($)	Date

Robert I. Chen	—	—	—	—
President and Chief Executive Officer
Randall Gausman	—	200,000	3.86	10/30/2016
Vice President and Chief Financial Officer
Rudy Mui	140,000	50,000	3.32	12/23/2013
Executive Vice President and Chief Operating Officer
Peter C. Hsi	—	—	—	—
Vice President and Chief Technology Officer
Chris Hameister	16,666	33,334	3.22	8/5/2015
Vice President	—	100,000	3.75	5/17/2016
Former Officers:
Donald W. Morgan(2)	50,000	50,000	7.81	12/22/2014
Vice President and	2,084	28,125	3.07	3/31/2015
Chief Financial Officer

(1)	Except as otherwise noted, each option vests at the rate of 1/4 of the underlying shares on the first anniversary of the date of grant and 1/48 of the shares each month thereafter.

(2)	Mr. Morgan continues to vest as a condition of a his “Service” as a consultant until May 10, 2007. No special vesting conditions were granted.

Option Exercises and Stock Vested During Last Fiscal Year

The following table sets forth certain information concerning option exercises by our named executive officers during the fiscal year ended December 31, 2006:

Option Awards
Number of
	Shares Acquired	Value Realized on
Name	on Exercise (#)	Exercise ($)(1)

Robert I. Chen	—	—
President and Chief Executive Officer
Randall Gausman	—	—
Vice President and Chief Financial Officer
Rudy Mui	—	—
Executive Vice President and Chief Operating Officer
Peter C. Hsi	—	—
Vice President and Chief Technology Officer
Chris Hameister	—	—
Vice President
Former Officers:
Donald W. Morgan	19,791	8,957
Vice President and Chief Financial Officer

(1)	Based on the difference between the market price of the Company’s common stock on the date of exercise and the exercise price.

Potential Payments Upon Termination or Change in Control

We have not entered into employment agreements with any of our NEOs and thus, we have no payment obligations upon termination of employment pursuant to employment agreements. Regardless of the manner in which a NEO’s employment terminates, they are entitled to receive amounts earned during their term of employment. Such amounts include:

•	exercise vested options granted under the Company’s stock option plans subject to the forfeiture rules defined in the respective plans;

•	unused vacation pay; and

•	additional amounts the Board of Directors determines are appropriate.

As noted above, we have not entered into employment agreements with any of the NEOs and thus, have no payment obligations upon a change in control of the Company pursuant to employment agreements.

Pursuant to the 1993 Stock Plan, in the event of a merger of the Company with or into another corporation, outstanding options or stock purchase rights will be assumed or an equivalent option or right substituted by such successor corporation or a parent or subsidiary of same. If outstanding options or stock purchase rights are not assumed or substituted, the options or stock purchase rights terminate as of the date of the closing of the merger.

Pursuant to the 2002 Plan, the Board of Directors, in its sole discretion, in the event of a change in control, may take such actions as it deems appropriate to provide for acceleration of the exercisability and vesting in connection with such change in control of any or all options and shares acquired upon the exercise of such options outstanding under the 2002 Plan.

Compensation of Directors

The following table sets forth information concerning the compensation earned during the last fiscal year by each individual who served as a director at any time during the fiscal year:

2006 DIRECTOR COMPENSATION

	Fees Earned or Paid	Option Awards	Total
Name	in Cash ($)(1)	($)(2)	($)

Lyle D. Feisel	11,000	47,520	58,520
Neil W. Flanzraich	13,750	103,860	117,610
Sigrun Hjelmquist	5,250	109,325	114,575
A. Marvin Strait	16,250	62,599	78,849
James W. Power	11,250	45,906	57,156
former directors:
Susan K. Barnes	1,500	32,884	34,384
Edward C. Ross	1,250	4,615	5,865

(1)	Fees earned are based on membership on the board, committee membership, leadership positions.

(2)	Valuation based on the dollar amount recognized for financial statement reporting purposes pursuant to FAS 123(R). The assumptions used with respect to the valuation of option grants are set forth in “RAE Systems Inc. Consolidated Financial Statements — Notes to Financial Statements — Note 1 — Summary of Significant Accounting Policies — Stock-Based Compensation.”

We reimburse our non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors. Employee directors are not compensated for Board of Directors services in addition to their regular employee compensation.

2006 Director’s Compensation Plan

On March 28, 2006, the Compensation Committee of the Company’s Board of Directors approved the following compensation arrangements for the Company’s non-employee directors effective at the 2006 Annual Meeting of Stockholders:

	Attendance Fees	Stock Option Award

All Board Members	$1,000 per board meeting	100,000 shares vesting ratably over four years, with renewals for each additional four years of service
Lead Director	—	Additional award of 125,000 shares vesting ratably over four years, with renewals for each additional four years of service
Audit Committee	$500 per committee meeting, plus a $5,000 annual retainer	—
Audit Committee Chair	Additional $5,000 annual retainer	Additional award of 50,000 shares vesting ratably over four years, with renewals for each additional four years of service
Compensation Committee	$250 per committee meeting	—
Compensation Committee Chair	—	Additional award of 10,000 shares vesting ratably over four years, with renewals for each additional four years of service
Nominating and Governance Committee	$250 per committee meeting	—
Nominating and Governance Committee Chair	—	Additional award of 10,000 shares vesting ratably over four years, with renewals for each additional four years of service

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain two compensation plans that provide for the issuance of our common stock to officers and other employees, directors and consultants. These consist of our 1993 Stock Plan and 2002 Stock Option Plan. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2006:

			Number of Shares
			Remaining Available for
			Future Issuance Under
	Number of Shares to be	Weighted-Average	Equity Compensation
	Issued Upon Exercise of	Exercise Price of	Plans (Excluding Shares
	Outstanding Options(#)	Outstanding Options($)	Reflected in Column (a))(#)
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by stockholders(1)	3,138,815	3.22	899,276
Equity compensation plans not approved by stockholders(2)	100,000	1.06	0
Total	3,238,815	3.15	899,276

(1)	Includes options issued pursuant to RAE Systems Inc. 1993 Stock Plan and 2002 Stock Option Plan.

(2)	Non-plan options issued to our then Board of Directors at the time of the reverse merger with Nettaxi.com.

Material Features of the Non-Stockholder Approved Plans

Non-Plan Stock Options

In 2002, the Company granted certain of its director’s non-plan options to purchase an aggregate of 400,000 shares of non-plan restricted stock at a weighted-average exercise price of $0.985. The options vest 25% after one year with the remainder vesting monthly over the following three years and are exercisable over ten years. As of December 31, 2006, the Company had 100,000 non-plan options outstanding with a weighted average exercise price of $1.06 with a remaining contractual life of 5.4 years.

Non-Plan Restricted Stock

In August 2006, the Company granted 536,000 shares of restricted stock to four individuals as an inducement to entering into employment with the Company. The restricted stock granted to these individuals will vest at a rate of 25% in July 2007 and the remainder will vest quarterly over the subsequent three-year period.

Compensation Committee Report

We, the Compensation Committee of the Board of Directors of RAE Systems, have reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in RAE Systems Inc. annual report on Form 10-K for the fiscal year ended December 31, 2006.

THE COMPENSATION COMMITTEE

Neil W. Flanzraich
Sigrun Hjelmquist
James W. Power
A. Marvin Strait

RELATED PERSON TRANSACTIONS

In conjunction with the original and subsequent additional investment in RAE-KLH (Beijing) Co., Limited (“RAE Beijing”), unsecured note payables were established for the previous RAE Beijing shareholders as part of the purchase price agreement in May 2004 and July 2006. As of December 31, 2006 and December 31, 2005, $822,000 and $759,000, respectively, were included in notes payable — related parties and $3,222,000 and $821,000, respectively, were included in long term notes payable — related parties.

The notes issued in conjunction with the original RAE Beijing purchase in May 2004 were non-interest bearing and were recorded at net present value using a discount rate of 5.5%. In conjunction with the additional investment in RAE Beijing in July 2006, 11.0 million shares of preferred stock were issued to four shareholders of RAE Beijing. In accordance with FAS 150, these preferred shares were classified as liabilities and were recorded as long-term notes payable — related parties. Although, these preferred shares bear a dividend yield rate of 3% per annum, the notes payable was discounted using a market interest rate of 6.48%.

Included in the current portion of notes payable is a sum of $448,000 due on demand after December 31, 2006. In addition, the future payment plan for each of the years from 2007 through 2011 is $411,000, $257,000, $1,756,000, $967,000 and $940,000, respectively.

The Company’s Director of Information Systems, Lien Chen, is the wife of our Chief Executive Officer, Robert Chen. Ms. Chen was paid a salary and bonus of $103,000 and $96,000 for 2006 and 2005, respectively. Ms. Chen also receives standard employee benefits offered to all other full-time U.S. employees. Ms. Chen does not report to Robert Chen and compensation decisions regarding Ms. Chen are performed in the same manner as other U.S. employees, with Robert Chen the final approval signatory on compensation recommendations.

On January 14, 2006, Lien Chen and Sandy Hsi, the wife of our Chief Technology Officer, Peter C. Hsi, signed a promissory note to lend $200,000 to Aegison Corporation at an interest rate of 10% per year. On July 11, 2006, the Company purchased the assets, including two pending patents, of Aegison Corporation for a total purchase price of $2 million in cash. At such time, the promissory note held by Lien Chen and Sandy Hsi was repaid by Aegison Corporation.

Procedures for Approval of Related Person Transactions

Pursuant to our code of business conduct and ethics, adopted by the Board of Directors, our executive officers, directors, and employees, including their immediate family members and affiliates, are prohibited from entering into any relationship, influence or activity that would cause or appear to cause a conflict of interest with such officer’s, director’s or employee’s duties and responsibilities at the Company without prior written approval of the Company’s ethics manager. The code of business conduct and ethics requires that an employee report any potential conflict of interest to such employee’s manager and then obtain written approval of the Company’s ethics manager before participating in such activity. The code of business conduct and ethics is available at the Company’s website at http://www.raesystems.com.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT

The following table sets forth, as of February 28, 2007, certain information with respect to the beneficial ownership of our common stock by (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock (ii) each of our directors, (iii) each executive officer named in the Summary Compensation Table above, and (iv) all of our directors and named executive officers as a group.

Except where otherwise indicated, the address for each of the persons listed the following table is c/o RAE Systems Inc., 3775 North First Street, San Jose, CA 95134.

	Number of Shares
	Beneficially
Beneficial Owner	Owned(1)	Percent

5% Holders:
Kopp Investment Advisors, LLC(2)	4,260,510	7%
7701 France Avenue South, Suite 500 Edina, MN 55435
Wellington Management, LLP(3)	3,916,300	7%
75 State Street Boston, MA 02109
FMR Corp.(4)	3,160,000	5%
82 Devonshire Street Boston, MA 02109
Named Executive Officers:
Robert I. Chen(5)	15,724,365	27%
Randall K. Gausman(6)	5,000	*
Peter C. Hsi(7)	2,991,332	5%
Rudy W. Mui(8)	156,666	*
Christopher Hameister(9)	20,833	*
Directors:
Neil W. Flanzraich(10)	600,000	1%
Lyle D. Feisel(11)	209,448	*
Sigrun Hjelmquist(12)	87,083	*
A. Marvin Strait(13)	15,000	*
James W. Power	0	*
Former Officer:
Donald W. Morgan(14)	63,542	*
Directors and executive officers as a group (10 persons) (15)	19,809,727	33%

*	Less than 1%

(1)	Calculated on the basis of 59,301,054 shares of Common Stock outstanding as of 2/28/2007, provided that any additional shares of Common Stock that a stockholder has the right to acquire within 60 days after 2/28/2007 are deemed to be outstanding for the purpose of calculating that stockholder’s percentage beneficial ownership. All shares of our common stock subject to currently exercisable options or options exercisable within 60 days after February 28, 2007, are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage of ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage of ownership of any other person. Except as indicated in the footnotes to the table and subject to applicable community property laws, based on information provided by the persons named in the table, such persons have sole voting and investment power with respect to all shares of our common stock as beneficially owned by them.

(2)	Based solely upon Schedule 13G dated January 25, 2007, filed with the SEC on behalf of Kopp Investment Advisors, LLC, Kopp Holding Company, LLC, Kopp Holding Company and LeRoy C. Kopp.

(3)	Based solely upon a Schedule 13G dated February 14, 2007, filed with the SEC by Wellington Management, LLP.

(4)	Based solely upon Schedule 13G dated February 14, 2007, filed with the SEC by FMR Corp.

(5)	Represents 15,724,365 shares of common stock held jointly between Robert I. and Lien Q.C. Chen; Robert I. and Lien Q.C. Chen Revocable Trust, Robert I. Chen 2001 Annuity Trust UTA dated December 19, 2001; and Lien Q.C. Chen 2001 Annuity Trust UTA dated December 19, 2001.

(6)	Represents 5,000 shares owned by Mr. Gausman.

(7)	Represents 2,991,332 shares owned by the Hsi Family Trust, Peter C. Hsi and Sandy Hsi as trustees.

(8)	Represents 156,666 shares subject to options that may be exercised within 60 days after February 28, 2007.

(9)	Represents 20,833 shares subject to options that may be exercised within 60 days after February 28, 2007.

(10)	Represents 600,000 shares owned by Mr. Flanzraich.

(11)	Includes 147,500 shares subject to options that may be exercised within 60 days after February 28, 2007

(12)	Includes 77,083 shares subject to options that may be exercised within 60 days after February 28, 2007

(13)	Represents 15,000 shares owned by Mr. Strait.

(14)	Represents 63,542 shares subject to options that may be exercised within 60 days after February 28, 2007

(15)	Includes 465,624 shares subject to options that may be exercised within 60 days after February 28, 2007

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders were complied with during the year ended December 31, 2006.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2008 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than December 31, 2007. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices, not later than December 31, 2007.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2007 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors

Michael R. Ownby
Corporate Secretary

April 30, 2007

Appendix A
RAE Systems Inc.
2007 Equity Incentive Plan

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

RAE Systems Inc.
2007 Equity Incentive Plan
1.      Establishment, Purpose and Term of Plan.
          1.1 Establishment. The RAE Systems Inc. 2007 Equity Incentive Plan (the “Plan”) is hereby established effective as of June 7, 2007, the date of its approval by the stockholders of the Company (the “Effective Date”).
          1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Deferred Compensation Awards, Cash-Based and Other Stock-Based Awards and Nonemployee Director Awards. The Company intends that Awards granted pursuant to the Plan be exempt from or comply with Section 409A of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.
          1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.
2.      Definitions and Construction.
          2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
               (a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.
               (b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Deferred Compensation Award, Cash-Based Award, Other Stock-Based Award or Nonemployee Director Award granted under the Plan.

               (c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.
               (d) “Board” means the Board of Directors of the Company.
               (e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 12.
               (f) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.
               (g) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:
                         (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

                         (ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ff)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
                         (iii) a liquidation or dissolution of the Company;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors. Notwithstanding the foregoing, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.
     For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
               (h) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.
               (i) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
               (j) “Company” means RAE Systems Inc., a Delaware corporation, or any successor corporation thereto.
               (k) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

               (l) “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.
               (m) “Deferred Compensation Award” means an award granted to a Participant pursuant to Section 11.
               (n) “Director” means a member of the Board.
               (o) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
               (p) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.
               (q) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
               (r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
               (s) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
                         (i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
                         (ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or market system and consistently applied, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period and such valuation method must be used consistently for grants of Options and SARs under the same and substantially similar programs. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.
                         (iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith, without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.
               (t) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined as of the date of grant) of the shares subject to such Award, or (iv) a Nonemployee Director Award which is any of the foregoing types of Awards.
               (u) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
               (v) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.
               (w) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

               (x) “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.
               (y) “Net-Exercise” means a procedure by which the Participant will be issued a number of whole shares of Stock upon the exercise of an Option determined in accordance with the following formula:
                         N = X(A-B)/A, where
                         “N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option;
                         “X” = the total number of shares with respect to which the Participant has elected to exercise the Option;
                         “A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and
                         “B” = the exercise price per share (as defined in the Participant’s Award Agreement)
               (z) “Nonemployee Director” means a Director who is not an Employee.
               (aa) “Nonemployee Director Award” means a Nonstatutory Stock Option, Stock Appreciation Right, Restricted Stock Award or Restricted Stock Unit Award granted to a Nonemployee Director pursuant to Section 13.
               (bb) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.
               (cc) “Officer” means any person designated by the Board as an officer of the Company.
               (dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6 or Section 13.
               (ee) “Other Stock-Based Award” means an Award denominated in shares of Stock granted pursuant to Section 12.
               (ff) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

               (gg) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
               (hh) “Participant” means any eligible person who has been granted one or more Awards.
               (ii) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.
               (jj) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.
               (kk) “Performance Award” means an Award of Performance Shares or Performance Units.
               (ll) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.
               (mm) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.
               (nn) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.
               (oo) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.
               (pp) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.
               (qq) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.
               (rr) “Predecessor Plan” means the Company’s 2002 Stock Option Plan, as amended and as in effect immediately prior to its termination effective as of the Effective Date.
               (ss) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

               (tt) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8 or Section 13.
               (uu) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8 or Section 13.
               (vv) “Restricted Stock Unit” or “Stock Unit” means a right granted to a Participant pursuant to Section 9, Section 11 or Section 13 to receive a share of Stock on a date determined in accordance with the provisions of such Sections, as applicable, and the Participant’s Award Agreement.
               (ww) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
               (xx) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 or Section 13 to receive payment, for each share of Stock subject to such SAR, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.
               (yy) “Section 162(m)” means Section 162(m) of the Code.
               (zz) “Section 409A” means Section 409A of the Code.
               (aaa) “Section 409A Deferred Compensation” means compensation provided pursuant to the Plan that constitutes deferred compensation subject to and not exempted from the requirements of Section 409A.
               (bbb) “Securities Act” means the Securities Act of 1933, as amended.
               (ccc) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

               (ddd) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.
               (eee) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
               (fff) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
               (ggg) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.
          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     3. Administration.
          3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.
          3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.
          3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
          3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a

Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.
          3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
               (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;
               (b) to determine the type of Award granted;
               (c) to determine the Fair Market Value of shares of Stock or other property;
               (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
               (e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;
               (f) to approve one or more forms of Award Agreement;
               (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
               (h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
               (i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

               (j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
          3.6 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price, (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof, or (c) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then current Fair Market Value of a share of Stock and the grant in substitution therefore of Full Value Awards. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.
          3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
     4. Shares Subject to Plan.
          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to four million (4,000,000) shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.
          4.2 Adjustment for Unissued Predecessor Plan Shares. The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:
               (a) the number of shares of Stock subject to that portion of any option outstanding pusuant to the Predecessor Plan as of the Effective Date which, on or after the

Effective Date, expires or is terminated or canceled for any reason without having been exercised or settled in full; and
               (b) the number of shares of Stock acquired pursuant to the Predecessor Plan subject to forfeiture or repurchase by the Company at the Participant’s purchase price which, on or after the Effective Date, is so forfeited or repurchased;
provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plan that may become authorized for issuance under the Plan pursuant to this Section 4.2 shall not exceed one million five hundred thousand (1,500,000).
          4.3 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. If Options, SARs or Performance Awards are settled in the form of Stock Units issued pursuant to a stock issuance deferral award described in Section 11.1(b), the number of shares available for issuance under the Plan shall be reduced by the number of shares subject to such Stock Units, but shall not be further reduced by the number of shares of Stock originally subject to such Options, SARs or Performance Awards settled in such manner. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 18.2 shall not again be available for issuance under the Plan.
          4.4 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.4 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.
     The Committee may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code and related guidance issued by the U.S. Treasury Department.
     5. Eligibility, Participation and Award Limitations.
          5.1 Persons Eligible for Awards. Awards, other than Deferred Compensation Awards or Nonemployee Director Awards, may be granted only to Employees and Consultants. Deferred Compensation Awards may be granted only to Officers, Directors and individuals who are among a select group of management or highly compensated Employees. Nonemployee Director Awards may be granted only to persons who, at the time of grant, are Nonemployee Directors.
          5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
          5.3 Award Limitations.
               (a) Incentive Stock Option Limitations.
                    (i) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed five million five hundred thousand (5,500,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3 and 4.4.

                         (ii) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service as an Employee of an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.
                         (iii) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.
               (b) Limit on Full Value Awards without Minimum Vesting. Except with respect to a maximum of five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, determined in accordance with Sections 4.1, 4.2, 4.3 and 4.4, Full Value Awards which vest on the basis of the Participant’s continued Service shall provide for vesting over a period of not less than three (3) years, and Full Value Awards which vest on the basis of the attainment of performance goals shall provide for a performance period of not less than twelve (12) months. The foregoing limitations shall not preclude the acceleration of vesting of any such Award upon the death, disability, retirement or involuntary termination of Service of the Participant or upon or following a Change in Control, as determined by the Committee in its discretion.
               (c) Nonemployee Director Award Limits. Subject to adjustment as provided in Section 4.4, no Nonemployee Director may be granted within any fiscal year of the Company one or more Nonemployee Director Awards for more than two hundred thousand (200,000) shares; provided, however, that the foregoing annual limit shall be increased by one or more of the following additions, as applicable: (i) an additional one hundred thousand (100,000) shares in the fiscal year in which the Nonemployee Director is first appointed or elected to the Board as a Nonemployee Director, (ii) an additional two hundred fifty thousand (250,000) shares in any fiscal year in which the Nonemployee Director is serving as the Chairman or Lead

Director of the Board, and (iii) an additional one hundred thousand (100,000) shares in any fiscal year for each committee of the Board on which the Nonemployee serves.
               (d) Section 162(m) Award Limits. The following limits shall apply to the grant of any Award intended to qualify for treatment as Performance-Based Compensation:
                    (i) Options and SARs. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than one million five hundred thousand (1,500,000) shares.
                    (ii) Restricted Stock Awards and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards for more than five hundred thousand (500,000) shares.
                    (iii) Performance Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than five hundred thousand (500,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than three million dollars ($3,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.
                    (iv) Cash-Based Awards and Other Stock-Based Awards. Subject to adjustment as provided in Section 4.4, no Employee shall be granted (1) Cash-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than three million dollars ($3,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Other Stock-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than five hundred thousand (500,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Cash-Based Award or Other Stock-Based Award for the same Performance Period.
     6. Stock Options.
          Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.
          6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
          6.3 Payment of Exercise Price.
               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
               (b) Limitations on Forms of Consideration.
                    (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.
                    (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
          6.4 Effect of Termination of Service.
               (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:
                    (i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).
                    (ii) Death. If the Participant’s Service terminates because of the death of the Participant, then the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.
                    (iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
                    (iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
               (b) Extension if Exercise Prevented by Law or Insider Trading Policy. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 16 below or a sale of shares pursuant to a Cashless Exercise of the Option would violate the provisions of the Insider Trading Policy, the Option shall remain exercisable until thirty (30) days after the date such exercise or sale, as the case may be, first would no longer be prevented by such provisions, but in any event no later than the Option Expiration Date.
          6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.
     7. Stock Appreciation Rights.
          Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.
          7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.
          7.3 Exercisability and Term of SARs.
               (a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.
               (b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.
          7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in whole shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, whole shares of Stock, or any combination thereof as determined by the Committee, in a lump sum as soon as practicable following the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.
          7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.
          7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.
          7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.
     8. Restricted Stock Awards.
          Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
          8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.
          8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.
          8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.
          8.5 Vesting and Restrictions on Transfer. Subject to Section 5.3(b), Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted

Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
          8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
          8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
          8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

     9. Restricted Stock Unit Awards.
          Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
          9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.
          9.3 Vesting. Subject to Section 5.3(b), Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Insider Trading Policy or (b) the later of (i) the last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.
          9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent

Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
          9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
          9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide in any Award Agreement for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.
          9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

     10. Performance Awards.
     Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
     10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
     10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.
     10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period (subject to Section 5.3(b)), Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
     10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

               (a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:
                    (i) revenue;
                    (ii) sales;
                    (iii) expenses;
                    (iv) operating income;
                    (v) gross margin;
                    (vi) operating margin;
                    (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;
                    (viii) pre-tax profit;
                    (ix) net operating income;
                    (x) net income;
                    (xi) economic value added;
                    (xii) free cash flow;
                    (xiii) operating cash flow;
                    (xiv) balance of cash, cash equivalents and marketable securities;
                    (xv) stock price;

                    (xvi) earnings per share;
                    (xvii) return on stockholder equity;
                    (xviii) return on capital;
                    (xix) return on assets;
                    (xx) return on investment;
                    (xxi) employee satisfaction;
                    (xxii) employee retention;
                    (xxiii) market share;
                    (xxiv) customer satisfaction;
                    (xxv) product development;
                    (xxvi) research and development expenses;
                    (xxvii) completion of an identified special project; and
                    (xxviii) completion of a joint venture or other corporate transaction.
               (b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.
          10.5 Settlement of Performance Awards.
               (a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
               (b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.
               (c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.
               (d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.
               (e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 17.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.
               (f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.
          10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.
          10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:
               (a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
               (b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.
          10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     11. Deferred Compensation Awards.
          11.1 Establishment of Deferred Compensation Award Programs. This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, consistent with the requirements of Section 409A, may establish one or more programs pursuant to the Plan under which:
               (a) Elective Cash Compensation Reduction Awards. Participants designated by the Committee who are Officers, Directors or otherwise among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.
               (b) Stock Issuance Deferral Awards. Participants designated by the Committee who are Officers, Directors or otherwise among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:
                    (i) shares of Stock otherwise issuable to such Participant upon the exercise of an Option;
                    (ii) cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or
                    (iii) cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.
          11.2 Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and, except as provided below, shall comply with and be subject to the terms and conditions of Section 9.
               (a) Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock

Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Stock Units are granted automatically to the Participant and ending on the earlier of the date on which such Stock Units are settled or the date on which they are forfeited. Such Dividend Equivalent Rights shall be paid by crediting the Participant with additional whole Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (A) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Stock Units previously credited to the Participant by (B) the Fair Market Value per share of Stock on such date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.
               (b) Settlement of Deferred Compensation Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 11 shall specify at the time of such election a settlement date with respect to such Award in compliance with the requirements of Section 409A. The Company shall issue to the Participant on the settlement date elected by the Participant, or as soon thereafter as practicable, a number of whole shares of Stock equal to the number of vested Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.
     12. Cash-Based Awards and Other Stock-Based Awards.
          Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          12.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.
          12.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
          12.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. Subject to Section 5.3(b), the Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.
          12.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.
          12.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards.
          12.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s

Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination.
          12.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws applicable to such shares of Stock.
     13. Nonemployee Director Awards.
          From time to time, the Board or the Committee shall set the amount(s) and type(s) of Nonemployee Director Awards that shall be granted to all Nonemployee Directors on a periodic, nondiscriminatory basis pursuant to the Plan, as well as the additional amount(s) and type(s) of Nonemployee Director Awards, if any, to be awarded, also on a periodic, nondiscriminatory basis, in consideration of one or more of the following: (a) the initial election or appointment of an individual to the Board as a Nonemployee Director, (b) a Nonemployee Director’s service as Chairman or Lead Director of the Board, (c) a Nonemployee Director’s service as the chairman of a committee of the Board, and (d) a Nonemployee Director’s service other than as the chairman of a committee of the Board. The terms and conditions of each Nonemployee Director Award shall comply with the applicable provisions of the Plan. Subject to the limits set forth in Section 5.3(b), Section 5.3(c) and the foregoing, the Board or the Committee shall grant Nonemployee Director Awards having such terms and conditions as it shall from time to time determine.
     14. Standard Forms of Award Agreement.
          14.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.
          14.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.
     15. Change in Control.
          15.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following:
               (a) Accelerated Vesting. The Committee may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.
               (b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Committee may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.
               (c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Committee may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.
          15.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 15.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.
          15.3 Federal Excise Tax Under Section 4999 of the Code.
               (a) Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.
               (b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 15.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 15.3(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section.
     16. Compliance with Securities Law.
          The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
     17. Compliance with Section 409A.
          17.1 Awards Subject to Section 409A. The provisions of this Section 17 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:
               (a) Any Nonstatutory Stock Option or SAR that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.
               (b) Each Deferred Compensation Award.
               (c) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award if either (i) the Award provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) the Committee permits or requires the Participant to elect one or more dates on which the Award will be settled.
     Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.
          17.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:
               (a) All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.
               (b) All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.
               (c) Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 17.3.
          17.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:
               (a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;
               (b) Each subsequent Election related to a distribution in settlement of an Award not described in Section 17.4(b), 17.4(c) or 17.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and
               (c) No subsequent Election related to a distribution pursuant to Section 17.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.
     17.4 Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, no distribution in settlement of an Award subject to Section 409A may commence earlier than:

          (a) Separation from service (as determined by the Secretary of the United States Treasury);
          (b) The date the Participant becomes Disabled (as defined below);
          (c) Death;
          (d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 17.2 and/or 17.3, as applicable;
          (e) To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or
          (f) The occurrence of an Unforeseeable Emergency (as defined by applicable U.S. Treasury Regulations promulgated pursuant to Section 409A).
     Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i) of the Code) of the Company, no distribution pursuant to Section 17.4(a) in settlement of an Award subject to Section 409A may be made before the date (the “Delayed Payment Date”) which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.
          17.5 Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.
     The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

          17.6 Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:
               (a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or
               (b) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.
     All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.
          17.7 Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.
          17.8 No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under an Award subject to Section 409A, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.

     18. Tax Withholding.
          18.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
          18.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.
     19. Amendment or Termination of Plan.
          The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.
     20. Miscellaneous Provisions.
          20.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
          20.2 Forfeiture Events.
               (a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.
               (b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.
          20.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.
          20.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
          20.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

          20.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
          20.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
          20.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.
          20.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
          20.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
          20.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.
          20.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation,

Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.
          20.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

PROXY
RAE SYSTEMS INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
SOLICITED BY THE BOARD OF DIRECTORS
The undersigned, revoking all prior proxies, hereby appoints Robert I. Chen and Randall Gausman, or either of them, with full power of substitution, as proxies to represent and vote as designated in this proxy any and all of the shares of stock of RAE Systems Inc., held or owned by or standing in the name of the undersigned on the company’s books on April 23, 2007 at the Annual Meeting of Stockholders of the company to be held at 9:00 a.m. Pacific Time, at the Santa Clara Hilton located at 4949 Great America Parkway, Santa Clara, California on June 14, 2007, and any continuation or adjournment thereof with all powers the undersigned would possess if personally present at the meeting.
The undersigned hereby directs and authorizes said proxies, and each of them, or their substitute or substitutes, to vote as specified with respect to the proposals listed on the reverse side, or, if no specification is made, to vote in favor thereof.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
1.	To elect the following two persons as Class II directors to hold office for a three-year term and until their successors are elected and qualified:
☐	FOR all nominees listed below

☐	WITHHOLD AUTHORITY to vote for all nominees listed below

☐	FOR all nominees listed below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through Nominees: Lyle D. Feisel and Neil W. Flanzraich
2.	To approve a new 2007 equity incentive plan.
☐ FOR          ☐ AGAINST          ☐ ABSTAIN
3.	To ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007.
☐ FOR          ☐ AGAINST          ☐ ABSTAIN
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters, which may properly come before the meeting of any continuation or adjournment thereof.
The undersigned hereby acknowledges receipt of: (a) a Notice of Annual Meeting of Stockholders of the Company, (b) an accompanying Proxy Statement, and (c) an Annual Report to Stockholders for the fiscal year ended December 31, 2006.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.
☐  MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

Dated:	, 2007

(Complete Date)

(Stockholder’s Signature)

(Stockholder’s Signature)
NOTE: Sign exactly as your name(s) appears on your stock certificate. If shares of stock are held in the name of two or more persons or in the name of husband and wife, either as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title. Please date the Proxy.